SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                   --------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

          Date of Report (date of earliest event reported): March 20, 2001

                            Levi Strauss & Co.
        (Exact name of registrant as specified in its charter)


      DELAWARE                      333-36234                  94-0905160
(State of Incorporation)     (Commission File Number)         (IRS Employer
                                                         Identification Number)

           1155 Battery Street
        San Francisco, California                                94111
(Address of principal executive offices)                       (Zip Code)

          Registrant's telephone number, including area code: (415) 501-6000


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         Attached hereto as Exhibit 99 is a copy of Levi Strauss & Co.'s press release dated March 20, 2001 titled "Levi Strauss & Co. Reports First-Quarter Financial Results."

ITEM 7.  EXHIBIT.

99        Press Release dated March 20, 2001.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 20, 2001
                                        LEVI STRAUSS & CO.


                                        By /s/ William B. Chiasson
                                           -----------------------
                                           William B. Chiasson
                                           Title:  Senior Vice President and
                                                   Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit Number                     Description
--------------                     -----------

99                     Press Release dated March 20, 2001